                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2003
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                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

Florida                            0-27378                      65-0180800
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(State or Other Jurisdiction     (Commission                   (IRS Employer
 of Incorporation)                File Number)               Identification No.)

2800 S.E. Market Place, Stuart, Florida                            34997
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)     Exhibits

        Exhibit No.                         Description
        -----------                         -----------

        99.1                                Press Release dated May 5, 2003

Item 9. Regulation FD Disclosure (Information Furnished Under Item 12 - Results
        of Operations and Financial Condition).
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        In accordance with the interim  guidance  provided by the Securities and
        Exchange   Commission  in  SEC  Release  No.   33-8216,   the  following
        information,  required  to be  furnished  under  "Item  12.  Results  of
        Operations  and  Financial  Condition,"  is  furnished  under  "Item  9.
        Regulation FD Disclosure."

        On May 5,  2003,  NuCo2  Inc.,  a  Florida  corporation,  issued a press release announcing its financial results for the quarter ended March 31,
        2003 and other  financial  information.  A copy of the press  release is furnished as Exhibit 99.1 to this report.

                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        NUCO2 INC.

Dated:  May 6, 2003                     By: /s/ Eric M. Wechsler
                                           -------------------------------------
                                            Eric M. Wechsler
                                            General Counsel

                                  EXHIBIT INDEX

           Exhibit No.                         Description
           -----------                         -----------

           99.1                                Press Release dated May 5, 2003